Capital expenditures and divestitures	6 Months Ended
Jun. 30, 2019
Capital expenditures and divestitures [Abstract]
Disclosure of capital expenditures and divestitures [text block]

Capital expenditures and divestitures

During the first half of 2019, the Group made the following capital expenditures or divestitures:

In April 2019, Tradeweb closed its initial public offering. Tradeweb is a financial services company that builds and operates over-the-counter (OTC) marketplaces for trading fixed income products and derivatives. Deutsche Bank Group has had an economic interest in Tradeweb since 2007 and participated in the initial public offering, alongside other large bank shareholders by selling a portion of its holdings.

In March 2018, Deutsche Bank Group entered into an agreement to sell the retail banking business in Portugal to ABANCA Corporación Bancaria S.A. The transaction was completed in June 2019.